UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

DEUTSCHE MARKET TRUST

(Name of Registrant as Specified In Its Charter)

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Questions & Answers

Q&A

Q.    Why am I receiving this proxy statement?

A.    In an effort to improve the investment process and potential returns of Deutsche Alternative Asset Allocation Fund (the “Fund”), Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”) has recommended and the Fund’s Board of Trustees (the “Board”) has approved changes to the Fund’s investment objective and principal investment strategy to restructure the Fund from a fund-of-funds (i.e., a fund investing primarily in other Deutsche funds) with a focus on alternative (or non-traditional) investment strategies into a direct investment fund (i.e., a fund investing directly in securities and other investments) with a focus on investments offering exposure to “real assets.” Under the new Fund structure, the Fund would invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in a combination of investments that the Advisor believes offer exposure to “real assets.” The Advisor currently would seek exposure to the following real assets categories (either directly or through investments in companies that own or derive a significant portion of their value from such real assets or the production thereof): real estate, commodities, natural resources, infrastructure, gold and other precious metals, master limited partnership investments (MLPs), Treasury Inflation-Protected Securities (TIPS) and other fixed income securities. However, these exposures may change from time to time and exposures to new real assets categories may be added or exposures to existing real assets categories may be deleted. The restructured Fund would also be able to invest up to 10% of its net assets in affiliated and unaffiliated exchange-traded funds and be able to invest in certain other securities and derivative instruments, including gold futures contracts and other commodities-linked futures. The restructured Fund, which would be renamed Deutsche Real Assets Fund, is described in more detail in the enclosed proxy statement.

In order to implement the restructuring of the Fund, DIMA recommended and the Board approved a new Investment Management Agreement between Deutsche Market Trust, on behalf of the Fund, and DIMA (the “New IMA”) and a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between DIMA and RREEF America L.L.C. (“RREEF”), an investment advisor affiliated with DIMA. The New IMA and the Sub-Advisory Agreement are described in more detail below and in the enclosed proxy statement. DIMA is seeking approval of the New IMA and of the Sub-Advisory Agreement from shareholders of the Fund.

The Board unanimously approved, and recommends that shareholders of the Fund approve, the New IMA and the Sub-Advisory Agreement. If approved by shareholders, the New IMA and the Sub-Advisory Agreement would take effect upon the restructuring of the Fund, as described in more detail below.

Q.    What issue am I being asked to vote on?

A.    You are being asked to vote on the following proposals:

•	Approval of a new Investment Management Agreement between DIMA and Deutsche Market Trust, on behalf of the Fund; and

•	Approval of a Sub-Advisory Agreement between DIMA and RREEF with respect to the Fund.

The restructuring of the Fund does not require shareholder approval, and shareholder approval is not being sought. However, the Fund will only be restructured if shareholders approve the New IMA and the Sub-Advisory Agreement.

After carefully reviewing the proposals, the Board has determined that these actions are in the best interests of the Fund. The Board unanimously recommends that you vote FOR each proposal.

The proposals, including DIMA’s reasons for making the proposals and the Board’s considerations of the proposals, are described in more detail below and in the enclosed Proxy Statement.

PROPOSAL TO APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT

Q.    Why did DIMA recommend this proposal?

A.    In making the proposal for the Fund, DIMA advised the Board that it believes that the implementation of the New IMA is necessary in order to restructure the Fund and that the Fund and its shareholders will benefit from the restructuring because, as a fund that invests directly in real asset investments, the Fund will have greater investment flexibility than it currently does as a fund-of-funds. The restructuring will expand the universe of available investment options for portfolio management compared to the options available to the Fund as a fund-of-funds, potentially allowing for more precise implementation of investment ideas, which DIMA believes may create the potential for improved performance. DIMA indicated its belief that the flexibility to take individual positions directly in securities and other investments will give portfolio management greater flexibility to manage risk because they will be able to hold complementary or off-setting positions in individual securities. DIMA has also indicated its belief that the restructured Fund will potentially provide a greater level of protection against inflation. DIMA believes the proposed restructuring will continue to provide shareholders with exposure to asset classes currently available in the Fund but will offer greater efficiency. In addition to the potential for performance improvement, DIMA also indicated that it believes that the restructuring may result in lower operating expense ratios for shareholders and DIMA agreed to expense caps for a period of at least one year from the effective date of the New IMA.

Based on the information provided, the Board believes that the new direct investment structure for the Fund will allow for greater investment flexibility than the current fund-of-funds structure, potentially allowing for more precise implementation of investment ideas which may create the potential for improved performance. In addition, the Board noted that DIMA’s expense caps would help to ensure the Fund’s total net annual operating expense ratios will be lower than the Fund’s total net annual operating expense ratios as of March 31, 2015 (including acquired fund fees and expenses and the effects of DIMA’s voluntary expense caps), for a period of at least one year from the effective date of the New IMA. Therefore, the Board recommends that shareholders vote to approve the New IMA for the Fund.

Q.    If the New IMA is approved by shareholders, will there be changes to the Fund’s investment advisor?

A.    DIMA will remain as investment advisor to the Fund and in that capacity will continue to oversee management of the Fund’s assets. However, if approved by shareholders, as described further below and in the proxy statement, RREEF America L.L.C. (“RREEF”) will serve as the Fund’s sub-advisor and manage the Fund’s direct investments.

Q.    Will the New IMA affect the management fees paid by the Fund?

A.    Yes. Under the current investment management agreement, DIMA is paid an investment management fee of 0.20% of average daily net assets directly by the Fund. In addition, as a fund-of-funds, shareholders of the Fund indirectly bear a pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisors, of the underlying funds in which the Fund invests. Under the New IMA, in recognition of the increased level of investment management services, the Fund will pay an increased investment management fee to DIMA of 0.80% of average daily net assets on the first $2 billion of Fund assets and 0.775% of average daily net assets thereafter.

Q.    Will the total operating expenses the Fund pays change as a result of the implementation of the New IMA?

A.    Yes. While the management fee under the New IMA would increase, DIMA expects acquired fund fees and expenses to be substantially reduced. In addition, as a result of DIMA’s agreement to apply expense caps for the restructured Fund, the Fund’s total net annual operating expenses are expected to be reduced for at least one year from the effective date of the New IMA. As noted above, DIMA is currently paid an investment management fee of 0.20% of average daily net assets directly by the Fund. Under the New IMA, the restructured Fund’s total operating expenses would include the higher investment management fee in addition to the routine distribution, service and other fees currently included in the Fund’s total operating expenses. At the same time, because the restructured Fund will invest directly in securities and other investments as opposed to primarily through underlying funds, DIMA expects that the fees the Fund bears as a result of investments in other Deutsche funds will be substantially reduced. DIMA has agreed to apply expense caps to the restructured Fund’s total annual operating expense ratios to the extent necessary to maintain the Fund’s total net annual operating expense ratios at levels that are lower than the total net annual operating expense ratios of the Fund as of March 31, 2015 (including acquired fund fees and expenses and the effects of DIMA’s voluntary expense caps). The expense caps, which are described in more detail in the enclosed proxy statement, will continue in place for a period of at least one year from the effective date of the New IMA.

Q.    What will happen if shareholders do not approve the New IMA?

A.    If shareholders of the Fund do not approve the New IMA, the Fund will not be restructured and the Board will take such action, if any, as it deems to be in the best interests of the Fund.

PROPOSAL TO APPROVE THE SUB-ADVISORY AGREEMENT

Q.    Why did DIMA recommend this proposal?

A.    DIMA has advised the Board that it believes the most effective portfolio managers for the restructured Fund are employees of RREEF, an affiliate of DIMA. The portfolio management team identified by DIMA will be able to draw on the resources of RREEF’s existing Liquid Real Assets portfolio management team as well as the research resources of RREEF’s Alternative Real Assets group. In order to utilize these experienced portfolio managers, the Fund must enter into a sub-advisory agreement with RREEF. DIMA has advised the Board that it believes that adding RREEF as a sub-advisor pursuant to the Sub-Advisory Agreement will benefit the Fund and its shareholders.

Based on the information provided by DIMA and RREEF, the Board believes that the Sub-Advisory Agreement for the Fund will allow for the most effective implementation of the new investment objective and investment strategy of the restructured Fund. Therefore, the Board recommends that shareholders vote to approve the Sub-Advisory Agreement for the Fund.

Q.    Will the Sub-Advisory Agreement affect the management fees paid by the Fund?

A.    No. The Fund will pay management fees to DIMA under the New IMA. However, DIMA, not the Fund, will pay the sub-advisory fees to RREEF under the Sub-Advisory Agreement.

Q.    What will happen if shareholders do not approve the Sub-Advisory Agreement?

A.    If shareholders of the Fund do not approve the Sub-Advisory Agreement, the Fund will not be restructured and the Board will take such action, if any, as it deems to be in the best interests of the Fund.

GENERAL

Q.    Who will bear the costs of this proxy solicitation?

A.    DIMA will bear the costs of the proxy solicitation including, but not limited to, preparation, printing and mailing of the proxy statement, as well as associated legal and accounting expenses.

Q.    How can I vote?

A.    You can vote in any one of four ways:

(1)	Via the Internet, by going to the website listed on your proxy card;
(2)	By telephone, with a toll-free call to the number listed on your proxy card;
(3)	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or
(4)	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q.    Whom should I call for additional information about the attached proxy statement?

A.    Please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at 1-866-963-6127.

Deutsche Alternative Asset Allocation Fund

A Message from the Fund’s President

January 8, 2016

Dear Shareholder,

I am writing to you to ask for your vote on an important matter that affects your investment in the Deutsche Alternative Asset Allocation Fund (the “Fund”). While you are, of course, welcome to join us at the special meeting of shareholders, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matters:

•	Approval of a new Investment Management Agreement between the Fund’s investment advisor, Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Market Trust (the “Trust”), on behalf of the Fund (the “New IMA”).

•	Approval of a Sub-Advisory Agreement between DIMA and RREEF America L.L.C. (“RREEF”) with respect to the Fund (the “Sub-Advisory Agreement).

DIMA believes that the Fund can benefit by being restructured from a fund-of-funds (i.e., a fund that invests primarily in other Deutsche funds) with a focus on alternative (or non-traditional) investment strategies into a direct investment fund (i.e., a fund investing directly in securities and other investments) with a focus on investments offering exposure to real assets. Because the restructured Fund’s assets will be invested directly in securities and other investments, the New IMA provides for the Fund to pay a higher direct investment management fee to DIMA (though total net expenses may decrease because the Fund will bear a substantially reduced share of underlying fund expenses). In order for the Fund to pay DIMA a higher investment management fee, shareholders must approve the New IMA. The Fund’s Board of Trustees (the “Board”) approved the New IMA on behalf of the Fund in connection with the proposed restructuring of the Fund’s investment objective and principal investment strategy. DIMA has agreed, for a period extending at least one year from the effective date of the New IMA, to apply expense caps to the Fund’s total annual operating expenses to the extent necessary to maintain the Fund’s total net annual operating expense ratios at levels that are lower than the Fund’s total net annual operating expense ratios as of March 31, 2015 (including acquired fund fees and expenses and the effects of DIMA’s voluntary expense caps). As a result, approval of the New IMA is not expected to increase the total net annual operating expense ratios of the Fund and will lower total net annual operating expense ratios for at least one year from the effective date of the New

IMA. In addition, as part of the restructuring of the Fund, DIMA has recommended that the Fund be sub-advised by an affiliated sub-advisor, RREEF America L.L.C. The Board approved the Sub-Advisory Agreement and recommends that shareholders approve the Sub-Advisory Agreement. Approval of the Sub-Advisory Agreement with RREEF will not affect the investment management fees paid by the Fund because DIMA, not the Fund, will pay RREEF the sub-advisory fees. The Board unanimously recommends that shareholders approve the New IMA and the Sub-Advisory Agreement.

In connection with the transition to the new investment strategy, the Fund will be renamed Deutsche Real Assets Fund. The name change is expected to be effective during the second quarter of 2016. While the Fund’s Board has carefully considered and has approved the Fund’s new name and modified investment objective and investment strategy, shareholder approval is not required for these changes and is not being sought in this proxy statement. These changes are discussed in more detail in the enclosed proxy statement. In the event that shareholders do not approve both the New IMA and the Sub-Advisory Agreement, the Fund will not be restructured as described in the enclosed proxy statement.

The enclosed proxy statement provides greater detail about the proposals, why they are being made and how they would affect your Fund. Please read these materials carefully.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed on your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations. Your vote is important to us.

We appreciate the time and consideration I am sure you will give to these important matters. If you have questions about the proposals, please call Computershare Fund Services, Inc., the Fund’s proxy solicitor, at 1-866-963-6127 or contact your financial advisor. Thank you for your continued support of Deutsche Asset & Wealth Management.

Brian Binder

President

DEUTSCHE ALTERNATIVE ASSET ALLOCATION FUND

345 Park Avenue, New York, New York 10154

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 31, 2016

This is the formal agenda for your Fund’s special meeting of shareholders. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of Deutsche Alternative Asset Allocation Fund (the “Fund”), a series of Deutsche Market Trust (the “Trust”):

A special meeting of shareholders of the Fund will be held on March 31, 2016 at 1:00 p.m. (Eastern time), at the offices of Deutsche Asset & Wealth Management, 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposals”):

PROPOSAL 1	Approval of a new Investment Management Agreement between the Fund’s investment advisor, Deutsche Investment Management Americas Inc., and Deutsche Market Trust, on behalf of the Fund
PROPOSAL 2	Approval of a Sub-Advisory Agreement between the Fund’s investment advisor, Deutsche Investment Management Americas Inc., and RREEF America L.L.C. with respect to the Fund.

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof. Shareholders of record of the Fund at the close of business on December 8, 2015 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the Proposals is not obtained at the Meeting, the Meeting may be adjourned one or more times in accordance with the Fund’s Bylaws and applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

This notice and the related proxy materials first are being mailed to shareholders on or about January 11, 2016.

This proxy is being solicited on behalf of the Board.

By Order of the Board

John Millette

Secretary

January 8, 2016

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendations on the Proposals. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. If you have any questions, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-963-6127), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Only one party needs to sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial, GMA/UTMA or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

March 31, 2016

GENERAL

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 31, 2016:

The proxy statement is available at www.proxy-direct.com/deu-27329.

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of Deutsche Market Trust (the “Trust”) for use at the Special Meeting of Shareholders of Deutsche Alternative Asset Allocation Fund (the “Fund”), a series of the Trust, to be held at the offices of Deutsche Asset & Wealth Management, 345 Park Avenue, New York, New York 10154 on March 31, 2016 at 1:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider the proposals described below (the “Proposals”).

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”), is being mailed to shareholders on or about January 11, 2016. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

In the description of the Proposals below, the word “fund” is sometimes used to mean an investment company or series thereof in general, and not the Fund or the Trust. In addition, for simplicity, actions are described in this Proxy Statement as being taken by the Fund that is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund. The term “Board,” as used herein, refers to the board of trustees of the Trust. The term “Board Member,” as used herein, refers to a person who serves as a trustee of the Trust. The term “Independent Board Member” means a Board Member who is not an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, is not a party to the new Investment Management Agreement or the Sub-Advisory Agreement and is not an “interested person” of such a party.

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The Meeting is being held to consider and to vote on the following Proposals, as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL 1	Approval of a new Investment Management Agreement between the Fund’s investment advisor, Deutsche Investment Management Americas Inc., and Deutsche Market Trust, on behalf of the Fund
PROPOSAL 2	Approval of a Sub-Advisory Agreement between the Fund’s investment advisor, Deutsche Investment Management Americas Inc., and RREEF America L.L.C. with respect to the Fund

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Report of the Fund, containing audited financial statements for the most recent fiscal year, and the most recent Semiannual Report of the Fund (each, a “Report”), previously have been furnished to the Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154, or by calling 1-800-728-3337. Reports also are available on the Deutsche Funds website at www.deutschefunds.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

INTRODUCTION

In an effort to improve the investment process and potential returns of Deutsche Alternative Asset Allocation Fund (the “Fund”), Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”) has recommended and the Fund’s Board of Trustees (the “Board”) has approved changes to the Fund’s investment objective and principal investment strategy to restructure the Fund from a fund-of-funds (i.e., a fund investing primarily in other Deutsche funds) with a focus on alternative (or non-traditional) investment strategies into a direct investment fund (i.e., a fund investing directly in securities and other investments) with a focus on investments offering exposure to “real assets.” Under the new Fund structure, the Fund would invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in a combination of investments that the Advisor believes offer exposure to “real assets.” The Advisor currently would seek exposure to the following real assets categories (either directly or through investments in companies that own or derive a significant portion of their value

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from such real assets or the production thereof): real estate, commodities, natural resources, infrastructure, gold and other precious metals, master limited partnership investments (MLPs), Treasury Inflation-Protected Securities (TIPS) and other fixed income securities. However, these exposures may change from time to time and exposures to new real assets categories may be added or exposures to existing real assets categories may be deleted. The Fund would also be able to invest up to 10% of its net assets in affiliated and unaffiliated exchange-traded funds and be able to invest in certain other securities and derivative instruments, including gold futures contracts and other commodities-linked futures.

In order to implement the restructuring of the Fund, DIMA recommended and the Board approved a new Investment Management Agreement between Deutsche Market Trust, on behalf of the Fund, and DIMA (the “New IMA”) and a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between DIMA and RREEF America L.L.C. (“RREEF”), an investment advisor affiliated with DIMA. As described below, DIMA is seeking approval of the New IMA and of the Sub-Advisory Agreement from shareholders of the Fund.

If shareholders approve the New IMA and the Sub-Advisory Agreement, the Fund would be restructured effective on or about April 15, 2016. In addition, also effective on or about April 15, 2016, the Fund’s name will be changed to Deutsche Real Assets Fund to better reflect the Fund’s new investment approach. DIMA advised the Board that it believes that the Fund and its shareholders will benefit from the restructuring because, as a fund that invests directly in securities offering exposure to real assets, the Fund will have greater investment flexibility than it currently does as a fund-of-funds. The restructuring will expand the universe of available investment options for portfolio management compared to the options available to the Fund as a fund-of-funds, potentially allowing for more precise implementation of investment ideas, which may create the potential for improved performance. DIMA indicated its belief that the flexibility to take individual positions directly in securities and other investments will give portfolio management greater flexibility to manage risk because they will be able to hold complementary or off-setting positions in individual securities. DIMA has also indicated its belief that the restructured Fund will potentially provide a greater level of protection against inflation. DIMA believes the proposed restructuring will continue to provide shareholders with exposure to asset classes currently available in the Fund but will offer greater efficiency. In addition to the potential performance improvement, DIMA also indicated that it believes that the restructuring may result in lower operating expense ratios for shareholders and DIMA agreed to expense caps to be effective for at least one year from the effective date of the New IMA. DIMA has advised the Board that it believes the most effective portfolio managers for

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the restructured Fund are employees of RREEF, an affiliate of DIMA. The portfolio management team identified by DIMA will be able to draw on the resources of RREEF’s existing Liquid Real Assets portfolio management team as well as the research resources of RREEF’s Alternative Real Assets group.

If shareholders do not approve either the New IMA or the Sub-Advisory Agreement, the Fund will not be restructured and the Board will take such action, if any, that it deems to be in the best interests of the Fund.

For additional information regarding the Fund’s revised investment objective and investment strategy, see Exhibit B. For information on the new portfolio management team, see Exhibit I.

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PROPOSAL 1

APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND’S INVESTMENT ADVISOR, DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC., AND DEUTSCHE MARKET TRUST, ON BEHALF OF THE FUND

General. On November 11, 2015, the Board of the Fund approved a new Investment Management Agreement between DIMA and the Trust on behalf of the Fund (the “New IMA”). The New IMA would increase the investment management fee. DIMA currently receives a management fee at the rate of 0.20% of average daily net assets from the Fund, but also receives management fees from the underlying Deutsche funds in which the Fund invests. Under the New IMA, DIMA would be paid a management fee by the Fund at the following rates: 0.80% of the Fund’s average daily net assets on the first $2 billion of Fund assets, and 0.775% of the Fund’s average daily net assets thereafter. The new fee structure reflects the change in the Fund from a fund-of-funds to a fund that seeks to achieve its investment objective by investing directly in investments offering exposure to real assets. While the management fee payable by the Fund under the New IMA would increase, DIMA expects the Fund’s total net annual operating expenses to be reduced because of the Fund’s reduced investments in underlying funds and DIMA’s agreement to cap expenses for a period of at least one year from the effective date of the New IMA. As required under provisions of the 1940 Act, the New IMA must be approved by the Fund’s shareholders before it can become effective for the Fund. The Board of the Fund unanimously approved, and recommends that shareholders approve, the New IMA.

A description of the New IMA is set forth below (see “Comparison of the Current Investment Management Agreement and the New Investment Management Agreement”), and is qualified in its entirety by reference to the Form of New IMA attached to this Proxy Statement as Exhibit A.

Please see Exhibit G, “Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation” for a discussion of the factors considered by the Board in deciding to approve the New IMA.

Investment Advisor. Pursuant to the current Investment Management Agreement (the “Current IMA”) between DIMA and the Trust on behalf of the Fund, DIMA is the investment advisor for the Fund. The Current IMA was last approved by the Board on September 11, 2015 and was last approved by the Fund’s sole shareholder on April 29, 2011. Under the supervision of the Board, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund’s investment decisions, buys and sells securities for the Fund,

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and conducts research that leads to these purchase and sale decisions. The Current IMA permits DIMA to delegate any of its duties to a sub-advisor, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to approval by a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act).

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Joseph Sarbinowski	Director, President and Chief Executive Officer	Managing Director, Global Head of Institutional Cash Sales and Client Management, Deutsche Asset & Wealth Management; Chief Executive Officer of DIMA

Brian Costello	Director and Chief Operating Officer	Director, Deutsche Asset & Wealth Management; Chief Operating Officer of DIMA

Cynthia Nestle	Director	Managing Director and Global Chief Administrative Officer, Deutsche Asset & Wealth Management; Chief Operating Officer, Deutsche Asset & Wealth Management Americas

Christine Rosner	Director	Managing Director, Deutsche Asset & Wealth Management

Bernard Abdo	Executive Vice President	Managing Director, Deutsche Asset & Wealth Management; Head of Alternatives & Fund Solutions, Deutsche Asset & Wealth Management Americas

Nancy Tanzil	Chief Financial Officer and Treasurer	Director, Deutsche Asset & Wealth Management

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Name	Position	Principal Occupation
John Millette[1]	Secretary and Chief Legal Officer	Director, Deutsche Asset & Wealth Management

Robert A. Kloby	Chief Compliance Officer	Managing Director, Deutsche Asset & Wealth Management; Chief Compliance Officer for Deutsche Funds

Anjie LaRocca	Assistant Secretary	Vice President, Deutsche Asset & Wealth Management

[1]	Adddress: One Beacon Street, Boston, MA 02018

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of DB USA Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit C sets forth the positions held by the officers of the Fund with DIMA or its affiliates.

Exhibit D sets forth information about the Fund’s relationship with DIMA and certain affiliates of DIMA.

Exhibit E sets forth the management fees and other information regarding U.S. registered investment companies advised by DIMA that have similar investment objectives and investment strategies to the restructured Fund

DIMA currently receives a management fee, based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate of 0.20% of average daily net assets for managing the Fund, but also receives management fees as investment advisor to each underlying Deutsche fund in which the Fund invests.

DIMA also serves as the Trust’s administrator pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the

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Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays DIMA a fee of 0.10% of the average daily net assets of the Fund, computed daily and paid monthly. For the fiscal year ended March 31, 2015, DIMA was paid $571,540 in administrative fees by the Fund.

DIMA has contractually agreed to waive and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) for the periods and at ratios no higher than the levels set forth below.

Fund	Fee Waivers in Effect through September 30, 2016	Fee Waivers in Effect from October 1, 2014 through September 30, 2015 (for Class R6, from November 28, 2014 through November 30, 2015)	Total Amounts Waived by DIMA During Fiscal Year Ended March 31, 2015[1]
Deutsche Alternative Asset Allocation Fund	0.80%, 1.55%, 1.05%, 0.55%, 0.55% and 0.65% for Class A, Class C, Class R, Class R6, Institutional Class and Class S, respectively	0.57%, 1.32%, 0.82%, 0.32%, 0.32% and 0.42% for Class A, Class C, Class R, Class R6, Institutional Class and Class S, respectively	$1,008,780

[1]	Total amounts waived by DIMA and DIMA’s affiliates are shown in Exhibit D.

Comparison of the Current Investment Management Agreement and the New Investment Management Agreement.

General. The New IMA contains substantially the same provisions as the Current IMA regarding portfolio management services. Pursuant to the requirements of the 1940 Act, shareholders are being asked to approve the New IMA with respect to the Fund. The Board, made up solely of Independent Board Members, approved the New IMA with respect to the Fund at a meeting held on November 11, 2015 and recommends that shareholders of the Fund approve the New IMA. A form of the New IMA is attached hereto as Exhibit A and all references to the New IMA herein are qualified in their entirety by reference to the form of the New IMA. Please see Exhibit G, “Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation” for a discussion of the factors considered by the Board in deciding to approve the New IMA.

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Fees. The Current IMA provides for payment of a management fee to DIMA for investment management services at the rate of 0.20% of the Fund’s average daily net assets. The Fund also bears a pro rata share of the operating expenses, including management fees paid to DIMA or other investment advisors, of the underlying funds in which the Fund invests. Under the New IMA, DIMA would be paid a management fee by the restructured Fund at the following rates: 0.80% of the Fund’s average daily net assets on the first $2 billion of Fund assets, and 0.775% of the Fund’s average daily net assets thereafter. To the extent that the restructured Fund invests in underlying funds, the Fund would also bear a pro rata share of underlying fund expenses, including management fees. For the Fund’s most recent fiscal year ended March 31, 2015, the Fund paid $1,143,080 (before any applicable fee waivers) to DIMA for investment management services under the Current IMA. For the 12-month period ended March 31, 2015, the Fund would have paid $4,572,319 (before any applicable fee waivers) to DIMA for investment management services if the New IMA had been in effect. The difference between the amount paid under the Current IMA and the amount that would have been paid under the New IMA as a percentage of the amount paid under the Current IMA equals 300%.

While the management fee rate paid to DIMA would increase under the New IMA, DIMA expects expenses attributable to the Fund’s investments in underlying funds to be substantially reduced for the restructured Fund, and, therefore, the total annual operating expenses of the restructured Fund are expected to decrease from current levels. In addition, DIMA has agreed to apply expense caps to the restructured Fund’s total operating expense ratios to the extent necessary to maintain the restructured Fund’s total net annual operating expense ratios at levels that are lower than the total net annual operating expense ratios of the Fund as of March 31, 2015. The Fund’s total net annual operating expense ratios (including acquired fund fees and expenses and the effects of DIMA’s voluntary expense caps) as of March 31, 2015 were 1.63%, 2.38%, 1.83%, 1.27%, 1.27% and 1.48% for Class A, Class C, Class R, Class R6, Institutional Class and Class S, respectively. DIMA has agreed to maintain the restructured Fund’s total net annual operating expense ratios (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at levels no higher than 1.22%, 1.97%, 1.47%, 0.95%, 0.95% and 1.07% for Class A, Class C, Class R, Class R6, Institutional Class and Class S, respectively, for a period of one year from the effective date of the New IMA. Thus, under the New IMA, shareholders of the restructured Fund would bear lower total net annual operating expense ratios than were borne by shareholders of the Fund as of March 31, 2015 for a period of at least one year after the effective date of the New IMA.

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Exhibit F sets forth Annual Fund Operating Expense tables that summarize the fees and expenses that the Fund incurred during its most recently completed fiscal year ended March 31, 2015 and the pro forma estimated expense ratios of the Fund assuming approval of the New IMA and the restructuring of the Fund.

Limitation on Liability. The Current IMA and the New IMA provide that DIMA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Current IMA and the New IMA relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or by reason of DIMA’s reckless disregard of its obligations and duties under the Current IMA or the New IMA.

Termination. The Current IMA may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to DIMA, or by DIMA on 60 days’ written notice to the Trust. The Agreement will automatically terminate in the event of its assignment (as defined under the 1940 Act).

If approved by shareholders, the New IMA will become effective upon the restructuring of the Fund, and will remain effective until September 30, 2016 and from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act. The New IMA will automatically terminate in the event of its assignment. The New IMA may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to DIMA, or by DIMA on 60 days’ written notice to the Trust.

Other than with respect to the change to the fee for investment management services and the term of effectiveness, and the addition of a provision clarifying that the agreement does not create any third party beneficiaries, the New IMA does not materially differ from the Current IMA.

Required Vote

Approval of the New IMA requires the affirmative vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund.

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Recommendation of the Board

The Board of the Fund believes that the approval of the New IMA between DIMA and the Trust, on behalf of the Fund, is in the best interests of the Fund.

Accordingly, the Board unanimously recommends that shareholders vote FOR the approval of the New IMA.

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PROPOSAL 2

APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN THE FUND’S INVESTMENT ADVISOR, DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC., AND RREEF AMERICA L.L.C. WITH RESPECT TO THE FUND.

General. As described in the Introduction section above, the Board approved the Sub-Advisory Agreement between DIMA and RREEF, an affiliate of DIMA, which is being submitted to shareholders for approval. The Form of Sub-Advisory Agreement is attached hereto as Exhibit H. A description of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit H. Upon implementation of the Sub-Advisory Agreement, the responsibility for managing the assets of the Fund will change, with responsibility for portfolio management transitioning to individuals who are employees of RREEF, as set forth in Exhibit I.

Under the Sub-Advisory Agreement, DIMA will be responsible for paying RREEF a sub-advisory fee at the rate of 50% of the investment management fee that it receives under the New IMA less any fees waived and/or expenses reimbursed by DIMA or its affiliates (“net management fee revenue”). Any such sub-advisory fees payable under the Sub-Advisory Agreement will be paid by DIMA and will have no effect on investment management fees paid by the Fund to DIMA pursuant to the New IMA.

The Sub-Advisory Agreement as unanimously approved by the Board is now being submitted for approval by the shareholders of the Fund. Please see Exhibit G, “Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation” for a discussion of the factors considered by the Board in deciding to approve the Sub-Advisory Agreement.

Description of the Sub-Advisory Agreement. Under the Sub-Advisory Agreement, RREEF will manage all of the securities and other assets of the Fund entrusted to it by DIMA, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus, statement of additional information and investment guidelines. DIMA is responsible for supervising and overseeing RREEF’s performance of its duties under the Sub-Advisory Agreement. The sub-advisory fee payable under the Sub-Advisory Agreement is paid by DIMA, not the Fund. Under the Sub-Advisory Agreement, RREEF will be paid by DIMA at the rate of 50% of DIMA’s net management fee revenue.

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The Sub-Advisory Agreement provides that RREEF shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of RREEF in the performance of its duties or from reckless disregard by RREEF of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement will become effective upon shareholder approval, and will remain effective until September 30, 2017 and from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of the New IMA. In addition, DIMA may terminate the Sub-Advisory Agreement upon immediate notice if RREEF becomes statutorily disqualified from performing its duties under the Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser. The Sub-Advisory Agreement may be terminated without penalty at any time (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund on 60 days’ written notice to DIMA and RREEF, (b) by DIMA on 60 days’ written notice to RREEF, or (c) by RREEF upon 90 days’ written notice to DIMA.

Information about RREEF America L.L.C. RREEF, with headquarters at 222 S. Riverside Plaza, Chicago, Illinois 60606, provides real estate investment and advisory services to a full range of investment clients, including registered investment companies. RREEF provides services and related investment strategy advice covering real estate and infrastructure securities, private real estate, mezzanine and structured debt investments, opportunistic investments, multi-asset real estate-related investments and infrastructure debt investments. RREEF is registered as an investment advisor with the U.S. Securities and Exchange Commission. As of December 31, 2014, RREEF managed more than $47 billion in assets. RREEF is a wholly-owned subsidiary of RoPro U.S. Holding, Inc., located at 101 California Street, San Francisco, CA 94111, which is in turn an indirect wholly-owned subsidiary of Deutsche Bank.

The principal occupations of each director and principal executive officer of RREEF are set forth in the table below. No trustees or officers of the Fund are employees, officers, directors or shareholders of RREEF.

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Name and Business Address	Position with RREEF	Principal Occupation
Pierre Cherki 345 Park Avenue New York, NY 10154	Global Chief Executive Officer	Managing Director, Deutsche Asset & Wealth Management; Head of Alternatives & Real Assets

Michael R. Luciano 345 Park Avenue New York, NY 10154	Chief Operating Officer	Managing Director, Deutsche Asset & Wealth Management; Chief Operating Officer, Alternatives & Real Estate

Bryan DeJonge 60 Wall Street New York, NY 10005	Chief Financial Officer	Director, Deutsche Asset & Wealth Management

Michelle S. Goveia 60 Wall Street New York, NY 10005	Chief Compliance Officer	Director, Deutsche Asset & Wealth Management

Berit Block 60 Wall Street New York, NY 10005	Chief Legal Officer	Director, Deutsche Asset & Wealth Management

Exhibit J sets forth the fees and other information regarding U.S. registered investment companies sub-advised by RREEF that have similar investment objectives and investment strategies to the restructured Fund.

Required Vote.

Approval of the Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund.

Recommendation of the Board

The Board of the Fund believes that the approval of the Sub-Advisory Agreement between DIMA and RREEF on behalf of the Fund is in the best interests of the Fund.

Accordingly, the Board unanimously recommends that shareholders vote FOR the approval of the Sub-Advisory Agreement.

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ADDITIONAL INFORMATION

Proxy Costs. DIMA will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including legal costs and any additional solicitation made by letter, telephone or electronic mail for the Fund. Total costs of the proxy solicitation process are estimated to be approximately $350,000. However, the exact cost will depend on the amount and types of services rendered. The Fund will bear the costs of rebalancing the Fund in connection with the restructuring, estimated to be approximately $235,000. However, the exact costs will depend on the market conditions at the time the Fund is rebalanced.

Voting Power. For the Trust and for the Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote. A quorum for the transaction of business at the Meeting for the Fund requires the presence in person or by proxy of 30% of the shares of the Fund issued and outstanding and entitled to vote at the Meeting, except as otherwise provided by the 1940 Act. Proxies are being solicited for the Meeting from the Fund’s shareholders by the Board. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Proposal(s). Approval of each Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. If shareholders of the Fund do not approve a Proposal, the Fund will not be restructured and the Board will take such action, if any, that it deems to be in the best interests of the Fund.

Record Date and Method of Tabulation. Shareholders of record at the close of business on December 8, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of the Fund that were issued and outstanding as of the Record Date were as follows:

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Deutsche Alternative Asset Allocation Fund

Class A	12,541,510.48
Class C	8,487,147.08
Class R	330,386.73
Class R6	138,490.16
Institutional Class	6,255,875.21
Class S	9,173,022.20

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the Proposal(s) for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter(s) for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will have the effect of a negative vote on the Proposal(s). Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Fund over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Fund for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. Exhibit K to this Proxy Statement sets forth information as of December 8, 2015 regarding the ownership of the Fund’s shares by the only persons known by the Fund to own more than 5% of the outstanding shares of a class of the Fund. Collectively, the Board Members and executive officers of the Fund own less than 1% of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

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Solicitation of Proxies. In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Fund and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies for the Fund at an estimated cost of $70,000.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases in which a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, to read the Proposals listed on the Proxy Card and to ask for the shareholder’s instructions on the Proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter that confirms his or her vote and that asks the shareholder to call 1-866-963-6127 immediately if his or her instructions are reflected incorrectly in the confirmation.

Please see the instructions on your Proxy Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card, they may contact Computershare toll-free at 1-866-963-6127. Any proxy given by a shareholder is revocable until voted at the Meeting.

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As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. DIMA will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Adjournment. Whether or not a quorum is present at the meeting, the chairman of the meeting may adjourn the meeting from time to time (with respect to one or more matters) at any time and for any reason without notice other than announcement at the meeting at which the adjournment is taken. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. On any adjournment(s) put to a shareholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interests of shareholders. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of any adjournment(s). At any adjourned meeting at which a quorum is present any action may be taken that could have been taken at the original meeting called.

Principal Underwriter. The principal underwriter for the Fund is DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

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SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund at the following address: Deutsche Asset & Wealth Management, One Beacon Street, Boston, Massachusetts 02108.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Meetings of shareholders of the Trust shall be called by the Board Members or such other person or persons as specified in the By-laws of the Trust upon the written request of the holder or holders of 10% or more of the total number of outstanding shares entitled to vote at the meeting.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT COMPUTERSHARE AT 1-866-963-6127. SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

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EXHIBIT A

Form of New Investment Management Agreement

AGREEMENT, dated as of [April 15, 2016], among Deutsche Market Trust, a Massachusetts business trust (the “Trust”), on its own behalf and on behalf of each of the Funds listed on Schedule I to this Agreement (each a “Fund” and together, the “Funds”), and Deutsche Investment Management Americas Inc., a Delaware corporation (the “Adviser”), effective with respect to each Fund as of the date set out with respect to such Fund on Schedule I to this Agreement, as may be amended from time to time.

WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Trust engages in the business of investing and reinvesting the assets of each Fund in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of each Fund included in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act and the Securities Act of 1933, as amended;

WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust desires to retain the Adviser to provide investment management services to each Fund on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to each Fund on the terms set out in this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Trust, each Fund and the Adviser agree as follows:

Appointment and Services.

(a) The Trust appoints the Adviser to act as investment manager to each Fund. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b) Subject to the terms of this Agreement, and the supervision of the Board of Trustees, the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use best efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code. The Adviser will also monitor, to the extent not monitored by the Fund’s administrator or other agent, each Fund’s compliance with its investment and tax guidelines and other compliance policies. Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients. In managing each Fund in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the Trust or a Fund.

(c) The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board of Trustees and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d) The Adviser will provide assistance to the Board of Trustees in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund.

(e) The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of Trustees such records upon request.

(f) The Adviser also agrees to make available to the Board of Trustees the following:

(i) periodic reports on the investment performance of each Fund;

(ii) additional reports and information related to the Adviser’s duties under this Agreement as the Board of Trustees may reasonably request; and

(iii) to the extent held by the Adviser, all of each Fund’s investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the Investment Company Act and other applicable laws.

To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g) The Adviser will also provide to each Fund’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Fund, in each case subject to compliance with applicable privacy standards.

2. Investment Management Fee.

(a) For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by the fee rates set forth on Schedule II to this Agreement and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

(b) The “average daily net assets” of each Fund will mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of each Fund will always be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”) and the Registration Statement. If the

determination of net asset value for a Fund does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Fund as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(c) The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(d) All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

3. Expenses.

(a) Except as otherwise specifically provided in this Section 3 or as determined by the Board of Trustees, to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including a Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will provide at its expense the services described in this Agreement.

(b) The Adviser will not be required to pay any expenses of the Trust or of a Fund other than those specifically allocated to it in this Section 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Trust’s Trustees and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Trust, a Fund’s custodian or other agents of the Trust; taxes and governmental fees; fees and expenses of a Fund’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

(c) The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of a Fund (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the Trust on behalf of the Fund will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Fund (or some other party) will assume some or all of such expenses. The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

4. Delegation of Investment Management Services. Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

5. Selection of Brokers and Affiliated Transactions.

(a) Subject to the policies established by, and any direction from the Trust’s Board of Trustees, the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

(b) Subject to the policies established by, and any direction from, a Fund’s Board of Trustees, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(c) The Adviser and any of its affiliates will not deal with a Trust or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Fund order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, a Fund may not buy securities from the group except in accordance with policies established by the Board of Trustees in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(d) The Adviser will promptly communicate to a Fund’s administrator and to the officers and the Trustees of a Trust such information relating to portfolio transactions as they may reasonably request.

6. Limitation of Liability of Manager.

(a) As an inducement to the Adviser undertaking to provide services to the Trust and each Fund pursuant to this Agreement, the Trust and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust, a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

7. Term and Termination.

(a) This Agreement will remain in force with respect to each party until the respective initial termination date listed on Schedule I and will continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually: (i) by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

8. Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9. Services Not Exclusive. The Adviser’s services to the Trust and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Trust and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.

10. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of Trustees. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for a Fund’s account with brokers or dealers selected by it in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of a Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. Additional Series. In the event the Trust establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of Trustees with respect to the Funds and the execution of an amended Schedule I reflecting the Funds.

12. Delivery of Documents. Copies of the Registration Statement and each Fund’s Prospectus and SAI have been furnished to the Adviser by the Trust. The Trust has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the Trust and each Fund:

(i) The Declaration dated June 2, 2008 as amended and/or restated to date, together with all filed certificates regarding the establishment and designation of a series of Shares of the Trust, to the extent applicable.

(ii) By-Laws of the Trust as in effect on the date hereof.

(iii) Resolutions of the Trustees of the Trust approving the form of this Agreement.

The Trust will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

13. Limitation of Liability for Claims.

(a) The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “Deutsche Market Trust” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of a Fund, or Trustee, officer, employee, or agent of the Trust, will be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only will be liable.

(b) The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and it agrees that the obligations assumed by the Trust on behalf of each Fund pursuant to this Agreement will be limited in all cases to a Fund and its assets, and it will not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. The Adviser understands that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

14. Miscellaneous.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c) This Agreement will be construed in accordance with the laws of the Commonwealth of Massachusetts without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

(d) This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e) If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(f) This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the Trust on behalf of a Fund.

15. No Third Party Beneficiaries.

(a) For avoidance of doubt, this Agreement does not create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties and their respective successors and permitted assigns.

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

DEUTSCHE MARKET TRUST

By:
Name:	John Millette
Title:	Vice President & Secretary

DEUTSCHE MARKET TRUST, on behalf of the Funds set out on Schedule I

By:
Name:	John Millette
Title:	Vice President & Secretary

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Name:	John Millette
Title:	Secretary

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Name:	Caroline Pearson
Title:	Managing Director

SCHEDULE I

FUNDS

Fund	Effective Date of Agreement		Expiration Date of Initial Term of the Agreement
Deutsche Real Assets Fund	[April 15, 2016	]	September 30, 2016

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

DEUTSCHE MARKET TRUST

By:
Name:	John Millette
Title:	Vice President and Secretary

DEUTSCHE MARKET TRUST, on behalf of the Funds set out on Schedule I

By:
Name:	John Millette
Title:	Vice President and Secretary

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Name:	John Millette
Title:	Secretary

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Name:	Caroline Pearson
Title:	Managing Director

SCHEDULE II

INVESTMENT MANAGEMENT FEE RATES

(as a percentage of net assets)

Fund	Investment Management Fee Rate
Deutsche Real Assets Fund	First $2 billion 0.80% Thereafter 0.775%

EXHIBIT B

Investment Objective and Proposed Investment Strategy of the Restructured Fund

Deutsche Real Assets Fund

Investment Objective

The fund seeks total return in excess of inflation through capital growth and current income.

Principal Investment Strategy

Main investments. The fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in a combination of investments that the Advisor believes offer exposure to “real assets.” Currently, the Advisor intends to seek exposure to the following real assets categories (either directly or through investments in companies that own or derive a significant portion of their value from such real assets or the production thereof): real estate, commodities, natural resources, infrastructure, gold and other precious metals, master limited partnerships (MLPs), Treasury Inflation-Protected Securities (TIPS) and other fixed income securities. However, these exposures may change from time to time and exposures to new real assets categories may be added or exposures to existing real assets categories may be deleted.

The fund may invest up to 10% of its net assets in affiliated and unaffiliated exchange-traded funds (ETFs), and will also be able to invest in certain other securities and derivative instruments, including gold futures contracts and other commodity-linked futures.

The fund may gain exposure to the commodity markets by investing up to 25% of the fund’s total assets in a wholly owned subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”), which shares the same portfolio management team as the fund and is expected to invest mainly in commodity-linked derivative instruments and fixed income instruments, some of which may serve as margin or collateral for the Subsidiary’s derivatives positions.

Management process. The investment process involves both “top-down” strategic and tactical allocations as well as “bottom-up” investment selection. Portfolio management will set long-term strategic allocations to the available real assets categories with broad ranges to allow for significant active management. Portfolio management will weight sectors within the strategic

B-1

ranges in making tactical top-down allocations to the various real assets categories. Portfolio management will utilize fundamental bottom-up analysis to select the best investments in an aim to satisfy the top-down strategic and tactical allocations while being aware of managing risk within the portfolio.

Derivatives. In addition to gold futures contracts and other commodity-linked futures, the fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

B-2

EXHIBIT C

Fund Officers

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held with DIMA and Certain Affiliates of DIMA
Brian E. Binder(3) (1972) President and Chief Executive Officer, 2013-present	Managing Director(2) and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette(4) (1962) Vice President and Secretary, 1999-present	Director(2), Deutsche Asset & Wealth Management; Secretary and Chief Legal Officer of DIMA

Melinda Morrow(5) (1970) Vice President, 2012-present	Director(2), Deutsche Asset & Wealth Management

Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(2), Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson(4) (1962) Chief Legal Officer, 2010-present	Managing Director(2), Deutsche Asset & Wealth Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(2), Deutsche Asset & Wealth Management; Chief Compliance Officer of DIMA

C-1

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held with DIMA and Certain Affiliates of DIMA
Wayne Salit(5) (1967) Anti-Money Laundering Compliance Officer, 2014-present	Director(2), Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011-2014); and Director, AML Compliance Officer at Deutsche Bank (2004-2011)

Hepsen Uzcan(5) (1974) Assistant Secretary, 2013-present	Director(2), Deutsche Asset & Wealth Management

Paul Antosca(4) (1957) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset & Wealth Management

Jack Clark(4) (1967) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset & Wealth Management

Diane Kenneally(4) (1966) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset & Wealth Management

(1)	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche Funds.
(2)	Executive title, not a board directorship.
(3)	Address: 222 South Riverside Plaza, Chicago, Illinois 60606.
(4)	Address: One Beacon Street, Boston, Massachusetts 02108.
(5)	Address: 60 Wall Street, New York, New York 10005.

C-2

EXHIBIT D

Information Regarding the Fund’s Relationship with DIMA and Certain Affiliates

No portfolio trading commissions were paid to affiliated brokers for the Fund’s most recently completed fiscal year.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions).

Deutsche Alternative Asset Allocation Fund

Name	Services	Total Fee	Amount Waived
Deutsche Investment Management Americas Inc.	Typesetting and Filing Service Fees	$26,983	$0
Deutsche Investment Management Americas Inc.	Administrative Services	$571,540	$0
DeAWM Distributors, Inc	Distributor	$1,521,101	$4,460
DeAWM Service Company	Transfer Agent	$24,306	$1,748

D-1

EXHIBIT E

INFORMATION ABOUT SIMILAR FUNDS ADVISED BY DIMA

Fund Name	Net Assets as of 9/30/15	Current Management Fee Schedule	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Deutsche Enhanced Commodity Strategy Fund	$684 million	First $500 million: 0.950% Next $500 million: 0.900% Next $500 million: 0.850% Thereafter: 0.825%	Yes	The fund’s investment objective is total return.

Deutsche Global Infrastructure Fund	$4.8 billion	First $2.0 billion: 0.900% Next $2.0 billion: 0.875% Next $2.0 billion: 0.825% Next $2.0 billion: 0.775% Thereafter: 0.750%	Yes	The fund seeks total return from both capital appreciation and current income.

Deutsche Global Real Estate Securities Fund	$1.3 billion	First $500 million: 1.000% Next $500 million: 0.985% Next $1.0 billion: 0.960% Thereafter: 0.945%	Yes	The fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.

Deutsche Gold & Precious Metals Fund	$71 million	First $500 million: 0.835% Thereafter: 0.785%	Yes	The fund seeks maximum return (principal change and income).

Deutsche MLP & Energy Infrastructure Fund	$2.0 million	1.10%	Yes	The fund seeks total return.

Deutsche Real Estate Securities Fund	$1.4 billion	First $100 million: 0.565% Next $100 million: 0.465% Next $100 million: 0.415% Thereafter: 0.365%	Yes	The fund’s investment objective is long-term capital appreciation and current income.

Deutsche Real Estate Securities Income Fund	$18.0 million	0.65%	Yes	The fund seeks current income with capital appreciation.

E-1

EXHIBIT F

Annual Fund Operating Expenses

Deutsche Alternative Asset Allocation Fund

Annual Fund Operating Expenses1

(expenses that are deducted from fund assets)

	Manage- ment Fee	Distribution/ Service (12b-1) Fee	Other Expenses[2]	Acquired Fund Fees and Expenses[3]	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse- ment[4,5,6]	Net Annual Fund Operating Expenses[4,5,6]
Deutsche Alternative Asset Allocation Fund
Class A	0.20%	0.22%	0.31%	1.06%	1.79%	0.00%	1.79%
Class C	0.20%	0.98%	0.29%	1.06%	2.53%	0.00%	2.53%
Class R	0.20%	0.50%	0.43%	1.06%	2.19%	0.08%	2.11%
Class R6	0.20%	None	0.38%	1.06%	1.64%	0.03%	1.61%
Inst Class	0.20%	None	0.25%	1.06%	1.51%	0.00%	1.51%
Class S	0.20%	None	0.35%	1.06%	1.61%	0.00%	1.61%
Deutsche Real Assets Fund (Pro forma, under New IMA)
Class A	0.80%[7]	0.22%	0.31%	0.00%	1.33%	0.11%	1.22%
Class C	0.80%[7]	0.98%	0.29%	0.00%	2.07%	0.10%	1.97%
Class R	0.80%[7]	0.50%	0.43%	0.00%	1.73%	0.26%	1.47%
Class R6	0.80%[7]	None	0.38%	0.00%	1.18%	0.23%	0.95%
Inst Class	0.80%[7]	None	0.25%	0.00%	1.05%	0.10%	0.95%
Class S	0.80%[7]	None	0.35%	0.00%	1.15%	0.08%	1.07%

[1]	The Annual Fund Operating Expenses Table is presented as of the Fund’s fiscal year ended March 31, 2015. The pro forma figures assume shareholder approval of the New IMA and restructuring of the Fund and reflect average net asset values for the Fund for the 12-month period ended March 31, 2015.
[2]	Includes 0.10% paid to DIMA, the investment advisor for the Fund, for administrative and accounting services pursuant to an Administrative Services Agreement.

[3]	Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of the Fund’s investment in shares of one or more underlying funds. The pro forma Acquired Fund Fees and Expenses are based on DIMA’s estimate that after the Fund is restructured, Fund assets will be invested almost entirely in investments other than funds.
[4]	For the current Deutsche Alternative Asset Allocation Fund, DIMA has contractually agreed, for the period October 1, 2015 (December 1, 2015 for Class R6) through September 30, 2016 to waive fees and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s net annual operating expenses at ratios no higher than 0.80%, 1.55%, 1.05%, 0.55%, 0.55% and 0.65% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses, and acquired fund fees and expenses) for Class A, Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreements may only be terminated with the consent of the Fund’s Board.
[5]	For the current Deutsche Alternative Asset Allocation Fund, DIMA has voluntarily agreed to waive a portion of its fees and/or reimburse certain expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired fund fees and expenses) at ratios no higher than 0.57%, 1.32%, 0.77%, 0.21%, 0.21% and 0.42% for Class A, Class C, Class R, Class R6, Institutional Class and Class S, respectively. This voluntary waiver or reimbursement may be terminated at DIMA’s option at any time without notice to shareholders. With the effect of the voluntary waivers, the Fund’s net annual operating expenses would equal 1.63%, 2.38%, 1.83%, 1.27%, 1.27% and 1.48% for Class A, Class C, Class R, Class R6, Institutional Class and Class S, respectively.
[6]	For the restructured Deutsche Real Assets Fund, contingent upon approval of the New IMA and restructuring of the Fund, DIMA has contractually agreed for a period extending one year from the effective date of the New IMA, to waive fees and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s net annual operating expenses at ratios no higher than 1.22%, 1.97%, 1.47%, 0.95%, 0.95% and 1.07% (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) for Class A, Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the Fund’s Board.
[7]	Under the New IMA, DIMA would be paid a management fee by the Fund at the following rates: 0.80% of average daily net assets on the first $2 billion in Fund assets, and 0.775% of average daily net assets thereafter.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a fund’s operating expenses remain the same (except as described below). The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Deutsche Alternative Asset Allocation Fund(1)
Assuming you sold your shares at the end of each period.
Class A	$746	$1,106	$1,489	$2,559
Class C	$356	$788	$1,345	$2,866
Class R	$214	$677	$1,167	$2,517
Class R6	$164	$514	$889	$1,941
Institutional Class	$154	$477	$824	$1,802
Class S	$164	$508	$876	$1,911
Assuming you kept your shares.
Class A	$746	$1,106	$1,489	$2,559
Class C	$256	$788	$1,345	$2,866
Class R	$214	$677	$1,167	$2,517
Class R6	$164	$514	$889	$1,941
Institutional Class	$154	$477	$824	$1,802
Class S	$164	$508	$876	$1,911
Restructured Deutsche Real Assets Fund (Pro forma)(1)
Assuming you sold your shares at the end of each period.
Class A	$692	$962	$1,252	$2,075
Class C	$300	$639	$1,104	$2,392
Class R	$150	$520	$914	$2,019
Class R6	$97	$352	$627	$1,411
Institutional Class	$97	$324	$570	$1,274
Class S	$109	$357	$625	$1,390

	1 Year	3 Years	5 Years	10 Years
Assuming you kept your shares.
Class A	$692	$962	$1,252	$2,075
Class C	$200	$639	$1,104	$2,392
Class R	$150	$520	$914	$2,019
Class R6	$97	$352	$627	$1,411
Institutional Class	$97	$324	$570	$1,274
Class S	$109	$357	$625	$1,390

(1)	Reflects one year of capped expenses in each period.

EXHIBIT G

Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees of Deutsche Market Trust (the “Trust”) approved a new investment management agreement (the “New IMA”) between the Trust, on behalf of Deutsche Alternative Asset Allocation Fund (the “Fund”), and Deutsche Investment Management Americas Inc. (“DIMA”) and a new sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the New IMA, the “New Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in November 2015.

The Board considered the approval of the New Agreements in connection with DIMA’s proposal to restructure the Fund from a fund-of-funds (i.e., a fund investing primarily in other Deutsche funds) with a focus on alternative (or non-traditional) investment strategies into a direct investment fund (i.e., a fund investing directly in securities and other investments) with a focus on investments offering exposure to “real assets” (the “Restructuring”). Because the restructured Fund will invest directly in securities and other investments as opposed to primarily through underlying funds, DIMA proposed the New IMA, with a higher management fee for the increased level of investment management services to be provided to the restructured Fund. Under the Fund’s current investment management agreement (“Current IMA”), DIMA receives a lower management fee paid directly by the Fund in addition to management fees received from the underlying Deutsche funds in which the Fund invests. While DIMA would receive a higher management fee under the New IMA, the Board noted that DIMA agreed to cap expenses for the restructured Fund for a period of at least one year following the implementation of the New Agreements such that the restructured Fund would have lower total (net) operating expenses than the Fund’s total (net) operating expenses as of March 31, 2015 (including acquired fund fees and expenses and the effect of DIMA’s voluntary expense caps). The Board also noted DIMA’s belief that adding RREEF as a sub-advisor for the restructured Fund pursuant to the Sub-Advisory Agreement would allow for the most effective management of the restructured Fund.

In terms of the process that the Board followed prior to approving the New Agreements, shareholders should know that:

•	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates.

•	Over the course of in-person meetings conducted in September and November 2015, the Board’s Contract Committee reviewed extensive materials received from DIMA and independent third parties regarding the Restructuring, including an analysis of the restructured Fund’s fees and expenses from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

•	The Independent Trustees met privately with counsel to discuss the New Agreements and other matters relating to the Restructuring.

•	Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with their deliberations, the Contract Committee and the Board considered the factors discussed below, among others. The Board considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. DIMA and RREEF are part of Deutsche Bank AG’s (“Deutsche Bank”) asset management business. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in its asset management business, including ongoing enhancements to the investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within its asset management business.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the New Agreements, including the scope of advisory services to be provided under the New Agreements. The Board noted that, under the New Agreements, DIMA and RREEF will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board also noted that, with the exception of the fee arrangements and a new provision clarifying that no third party beneficiaries are intended under the New IMA, the terms of the New IMA were substantially the same as the terms of the Current IMA which it approved in September 2015. The Board considered DIMA’s belief that implementation of the New Agreements was necessary in order to restructure the Fund’s investment objective and investment strategy and that the Restructuring will expand the universe of available investment options for portfolio management compared to the options available to the Fund as a fund-of-funds, potentially allowing for more precise implementation of investment ideas, which may create the potential for improved performance. In this regard, as part of its review of the Restructuring, the Board considered information regarding the similarities and differences between the Fund’s current investment strategies and allocations across various asset classes, and the Fund’s proposed investment strategy and expected asset class allocations assuming approval of the New Agreements and completion of the Restructuring. The Board also considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board considered information provided on the investment personnel of RREEF and RREEF’s experience managing liquid real assets. The Board noted that DIMA would be responsible for the oversight and supervision of RREEF’s management of the Fund.

On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by DIMA and RREEF under the New Agreements are expected to be satisfactory.

Fees and Expenses. The Board considered the proposed changes to the Fund’s investment management fee schedule, the proposed sub-advisory fee schedule and the estimated total expense ratios assuming approval of the New Agreements and completion of the Restructuring, and comparative information provided by Lipper Inc. (“Lipper”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the proposed contractual fee rates to be paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group. With respect to the sub-advisory fee to be paid to RREEF, the Board noted that the fee will be paid by DIMA out of its fee and not directly by the Fund. The Board noted that DIMA proposed to cap expenses of the restructured Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.22%, 1.97%, 1.47%, 0.95%, 0.95%, and 1.07% of average net assets of Class A, Class C, Class R, Class R6, Institutional Class and Class S shares, respectively, for a period of at least one year following the implementation of the New Agreements. In this regard, the Board noted that the proposed expense caps for the restructured Fund would result in lower total (net) operating expenses than the Fund’s total (net) operating expenses as of March 31, 2015 (including acquired fund fees and expenses and the effect of DIMA’s voluntary expense caps). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) following the implementation of the New Agreements and giving effect to the proposed expense caps were expected to be equal to the median (2nd quartile) of the applicable Lipper expense universe. The Board also considered the restructured Fund’s proposed management fee rate as compared to fees charged by DIMA to similar Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the restructured Fund and the similar Deutsche Funds. DIMA also provided information on fees charged by RREEF to funds offered primarily to European investors (“Deutsche Europe funds”). The Board took note of the differences in services provided to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA and RREEF to the restructured Fund.

Profitability. The Board reviewed information regarding estimated revenues expected to be received by DIMA under the New IMA. The Board considered the estimated costs and pre-tax profits to be realized by DIMA from managing the Fund following the Restructuring. Based on the information provided, the Board concluded that the pre-tax profits estimated to be realized by DIMA in connection with the management of the Fund following the Restructuring were not unreasonable.

Economies of Scale. The Board considered whether there are any potential economies of scale with respect to the management of the Fund following the Restructuring and whether the Fund may benefit from any economies of scale following the Restructuring. The Board noted that the Fund’s investment management fee schedule under the New IMA includes fee breakpoints. The Board concluded that the Fund’s fee schedule under the New IMA would represent an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund following the Restructuring.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits to be received by DIMA and its affiliates, including any fees to be received by DIMA for administrative services provided to the Fund and any fees to be received by an affiliate of DIMA for distribution services.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the New Agreements and concluded that the New Agreements were in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreements.

EXHIBIT H

Form of Sub-Advisory Agreement

AGREEMENT made this [15th day of April 2016], between DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. (the “Adviser”) and RREEF AMERICA L.L.C. (the “Sub-Adviser”).

WHEREAS, Deutsche Real Assets Fund (the “Fund”), a Series of Deutsche Market Trust, a Massachusetts business trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Management Agreement dated [April 15, 2016] (the “Advisory Agreement”) with the Trust, pursuant to which the Adviser acts as investment manager to the Fund and provides certain investment advisory and other services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1. Duties of the Sub-Adviser. Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective(s), policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the applicable provisions of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(b) The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to the Sub-Adviser from time to time. The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Trust’s registration statement and the Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. The Sub-Adviser is authorized to enter into and execute such agreements as may be necessary in order to carry out its duties under this Agreement. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to obtain on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Trustees. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Trustees, as the case may be, is so obtained.

(c) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by applicable law. The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Trust. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by applicable law. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Trust’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d) The Sub-Adviser will also make its officers and employees available to meet with the officers of the Adviser and the Fund’s service providers, and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions, and other Fund-related matters. In addition, the Sub-Adviser shall, on the Sub-Adviser’s own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Trust, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and Trust’s officers and to each of its Trustees, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the

Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures. The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees and provide such information as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

(e) The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall also provide the Adviser with such information upon request of the Adviser. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Trust may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Trust.

(f) In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients.

(g) Subject to the following, the Sub-Adviser shall take corporate action elections with respect to securities held by the Fund.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for exercising any voting rights relating to any of the Assets of the Fund. The Sub-Adviser shall not provide any advice or act on behalf of the Fund or the Adviser in any class action proceedings involving assets held by the Fund or Assets of issuers of securities held by the Fund.

(h) Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in this section with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

(i) Without further verification or inquiry by the Sub-Adviser, the Sub-Adviser is authorized to rely on instructions or directions provided by (1) the Board of Trustees, officers of the Fund and portfolio managers named in the Fund’s currently effective Prospectus who are employees of the Adviser; and (2) other persons designated by the Adviser and identified to the Sub-Adviser as “Authorized Persons” pursuant to this Agreement, provided that instructions or directions provided pursuant to this Section 1(i)(2) are provided in writing (which may include e-mail or facsimile transmissions).

2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s constituent documents, the Prospectus, the instructions and directions provided pursuant to Section 1(i) of this Agreement, the applicable provisions of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. Delivery of Documents.

(a) The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(i)	The Trust’s Amended and Restated Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration of Trust”);

(ii)	By-Laws of the Trust; and

(iii)	Prospectus of the Fund.

(b) The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:

(i)	The Sub-Adviser’s most recent audited financial statements;

(ii)	An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(iii)	The Sub-Adviser’s Form ADV; and

(iv)	The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4. Certain Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b) The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective(s), policies and restrictions contained therein.

(c) The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d) The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Trust’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5. Compliance.

(a) The Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective(s), policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b) The Adviser agrees that it shall promptly notify the Sub-Adviser: (i) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; or (iii) in the event that there is a change in the Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement.

(c) The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, including SEC inspection reports.

(d) The Trust and the Adviser shall be given access to any and all records or other documents of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including, without limitation, records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to promptly cooperate with the Trust and the Adviser and their representatives in connection with requests for such records or other documents.

(e) The Sub-Adviser has provided the Adviser with a copy of its Form ADV including the written disclosure statement on ADV Part 2A (“Brochure”) and Part 2B (“Brochure Supplements”), which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Adviser at least annually. Such amendments will reflect those changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, which are required by the Advisers Act. In an effort to provide the Adviser with timely information regarding the Sub-Adviser, the Sub-Adviser will send its Form ADV, including the Brochure and Brochure Supplements and other communications (collectively the “Materials”), and any amendments thereto, to the Adviser electronically, including by e-mail or other electronic means. As such, the Adviser hereby consents to the receipt of the Sub-Adviser’s Materials by e-mail at the address indicated in the Adviser’s information provided to the Sub-Adviser in connection with the execution of this Agreement. The Adviser acknowledges that such consent will be ongoing until such time as revoked by the Adviser in writing to the Sub-Adviser. Please note, if the Adviser does not consent to receipt of the Materials by e-mail, Adviser will receive paper copies by regular mail or courier.

6. Compensation to the Sub-Adviser.

(a) For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement based on the advisory fee, less any fees waived and/or reimbursed by the Adviser or its affiliates. The fee will be computed daily and will be paid to the Sub-Adviser monthly.

7. Expenses. The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Trust’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Trust.

8. Standard of Care and Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

9. Disclosure Regarding the Sub-Adviser.

(a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser or its management of the Fund contained in the Trust’s registration statement and Prospectus and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b) The Sub-Adviser agrees to notify the Adviser and the Trust promptly of: (i) any statement about the Sub-Adviser or its management of the Fund contained in the Trust’s registration statement or Prospectus that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser or its management of the Fund in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees, including portfolio managers to the Fund who are employees of the Sub-Adviser.

10. Insurance. The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

11. Duration and Termination.

(a) This Agreement shall remain in effect until September 30, 2017 and shall continue in effect thereafter, but only so long as such continuance is specifically approved with respect to the Fund at least annually by the affirmative vote of (i) a majority of the members of the Fund’s Board who are not interested persons, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the respective Fund.

(b) This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c) If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d) This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.

(e) The Sub-Adviser may terminate this Agreement upon ninety (90) days’ written notice to the Adviser.

(f) Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12. Confidentiality.

(a) Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Trust (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the SEC, other regulatory body with applicable jurisdiction, or the Trust’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

13. Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles.

14. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:

Brian Costello

Chief Operating Officer Deutsche Investment Management Americas Inc.

28th Floor

60 Wall Street

New York, NY 10005-2836

Telephone: (212)250-9508

E-mail: brian.costello@db.com

To the Sub-Adviser:

RREEF America L.L.C.,

222 S. Riverside Plaza, Floor 24

Chicago, IL 60606

Attn: Kate Schotsky,

Chief Operating Officer – Liquid Real Assets

Telephone: 312-537-9290

E-mail: kate.schotsky@db.com

17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the

1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

18. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

19. Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Trust’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year written above.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.		RREEF AMERICA L.L.C.

By:		By:
Name:	Caroline Pearson	Name:	John Vojticek
Title:	Managing Director	Title:	Managing Director

By:		By:
Name:	John Millette	Name:	John Robertson
Title:	Secretary	Title:	Managing Director

Appendix A

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

RREEF AMERICA L.L.C.

Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows: an annual rate of 50% of the investment management fee as set forth under the Advisory Agreement, after the effective waivers.

EXHIBIT I

Portfolio Managers

Deutsche Real Assets Fund

John W. Vojticek, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2015.

•	Joined Deutsche Asset & Wealth Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004-September 2004; and previously Managing Director of Deutsche Asset Management from 1996-March 2004.

•	Co-Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset & Wealth Management.

•	Investment industry experience began in 1996.

•	BS, University of Southern California.

Francis X. Greywitt III, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2016.

•	Joined Deutsche Asset & Wealth Management in 2005; previously worked as a REIT Analyst at KeyBanc Capital Markets covering the office sector.

•	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

•	Investment industry experience began in 1999.

•	BBA, St. Bonaventure University; MBA, University of Chicago.

Evan Rudy, CFA, Vice President. Portfolio Manager of the Fund. Began managing the Fund in 2016.

•	Joined Deutsche Asset & Wealth Management in 2007; previously worked as an Analyst at the Townsend Group, a real estate consulting firm.

•	Portfolio Analyst, Real Estate & Infrastructure Securities: Chicago.

•	BS, Miami University.

I-1

EXHIBIT J

INFORMATION ABOUT SIMILAR FUNDS SUB-ADVISED BY RREEF

Fund Name	Net Assets as of 9/30/15	Current Management Fee Schedule	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Deutsche Global Infrastructure Fund	$4.8 billion	First $2.0 billion: 0.900% Next $2.0 billion: 0.875% Next $2.0 billion: 0.825% Next $2.0 billion: 0.775% Thereafter: 0.750%	Yes	The fund seeks total return from both capital appreciation and current income.

Deutsche Global Real Estate Securities Fund	$1.3 billion	First $500 million: 1.000% Next $500 million: 0.985% Next $1.0 billion: 0.960% Thereafter: 0.945	Yes	The fund seeks total return through a combination of current income and long-term capital appreciation.

Deutsche MLP & Infrastructure Fund	$2.0 million	1.10%	Yes	The fund seeks total return.

Deutsche Real Estate Securities Fund	$1.4 billion	First $100 million: 0.565% Next $100 million: 0.465% Next $100 million: 0.415% Thereafter: 0.365%	Yes	The fund seeks long-term capital appreciation and current income.

Deutsche Real Estate Securities Income Fund	$18.0 million	0.65%	Yes	The fund seeks current income with capital appreciation.

GS Multi-Manager Real Assets Strategy Fund	$190 million (as of 11/30/15)	1.00% on first $1 billion 0.90% on next $1 billion 0.86% on next $3 billion 0.84% on next $3 billion 0.82% over $8 billion	Yes	The fund seeks to provide long-term capital growth through investments related to real assets.

GuideStone Real Estate Securities Fund	$170 million	First $100 million: 0.75% Thereafter: 0.70% (combined advisory and sub-advisory fees)	Yes	The fund seeks long-term capital appreciation and current income.

J-1

Fund Name	Net Assets as of 9/30/15	Current Management Fee Schedule	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
John Hancock Global Real Estate Fund	$530 million	0.900% on first $500 million 0875% on $500 million to $750 million 0.850% on $750 million or more	No	The investment seeks to achieve a combination of long-term capital appreciation and current income.

John Hancock Real Estate Securities Fund	$400 million	0.700%	No	The investment seeks to achieve a combination of long-term capital appreciation and current income.

John Hancock Real Estate Securities Trust	$400 million	0.700%	No	The investment seeks to achieve a combination of long-term capital appreciation and current income.

J-2

EXHIBIT K

5% SHAREHOLDERS

(as of December 8, 2015)

No person is known by each Fund to own more than 5% of the outstanding shares of any class of the Fund, except as specified below.

Class	Name and Address of Investor	Shares	Percentage of Class
A	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	2,315,600.126	18.46%

A	DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	2,040,301.603	16.27%

A	American Enterprise Investment Svc. FBO #xxxxxxxx 707 2nd Ave S. Minneapolis, MN 55402-2405	1,670,738.285	13.32%

A	National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Funds Dept – 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,292,219.466	10.30%

A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	898,639.518	7.17%

A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	777,582.131	6.20%

Class	Name and Address of Investor	Shares	Percentage of Class
C	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	2,923,926.634	34.45%

C	American Enterprise Investment Svc. FBO #xxxxxxxx 707 2nd Ave S. Minneapolis, MN 55402-2405	1,425,901.632	16.80%

C	National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Funds Dept – 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	967,676.977	11.40%

C	MLPF&S For the Sole Benefit of its Customers Attn Fund Administration 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	737,151.793	8.69%

C	LPL Financial A/C XXXXXXX 9785 Towne Centre Drive San Diego, CA 92121-1968	693,989.038	8.18%

C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	564,228.697	6.65%

R	Sammons Financial Network LLC 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266-5911	205,201.868	62.11%

R	Eastwood Construction LLC FBO Eastwood Homes Def Comp Pl Attn: Plan Trustee 2857 Westport Rd Charlotte, NC 28208-3647	44,880.527	13.58%

Class	Name and Address of Investor	Shares	Percentage of Class
R	DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	18,965.625	5.74%

R6	State Street Bank & Trust Cust For MML FBO its Clients One Lincoln Street Boston, MA 02111-2901	74,079.305	53.49%

R6	DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	39,185.841	28.30%

R6	Voya Retirement Insurance and Annuity Co. P.O. Box 990065 Hartford, CT 06199-0065	24,148.789	17.44%

INST	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	1,158,780.780	18.52%

INST	TD Ameritrade Trust Co. Attn: Trustlynx House Acct P.O. Box 17748 Denver, CO 80217-0748	510,498.075	8.16%

INST	DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	377,687.403	6.04%

Class	Name and Address of Investor	Shares	Percentage of Class
S	National Financial Services LLC FBO Customers Attn Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	2,545,266.935	27.75%

S	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	1,458,207.452	15.90%

S	Charles Schwab & Co. Inc. Special Cust Acct FBO Customers Attn Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	1,140,655.301	12.43%

S	LPL Financial A/C XXXXXXX 9785 Towne Centre Drive San Diego, CA 92121-1968	842,917.512	9.19%

S	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	692,928.428	7.55%

S	DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	662,889.069	7.23%

S	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	510,901.909	5.57%

AAA-120815

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Special Meeting 345 Park Avenue New York, NY 10154 on March 31, 2016

Please detach at perforation before mailing.

DEUTSCHE MARKET TRUST DEUTSCHE ALTERNATIVE ASSET ALLOCATION FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 31, 2016	PROXY

The undersigned shareholder of Deutsche Alternative Asset Allocation Fund (the “Fund”), a series of Deutsche Market Trust (the “Trust”), hereby appoints John Millette, Caroline Pearson and Melinda Morrow, or any of them, as proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund to be held at the offices of Deutsche Asset & Wealth Management, 345 Park Avenue, New York, New York 10154, on Thursday, March 31, 2016 at 1:00 p.m., Eastern time, and to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the Proposals. Receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	DAA_27329_010516

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on March 31, 2016.

The Proxy materials for this meeting are available at: www.proxy-direct.com/deu-27329

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTERS ARE PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ¢

VOTE THE PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	Approval of a new Investment Management Agreement between the Fund’s investment advisor, Deutsche Investment Management Americas Inc., and Deutsche Market Trust, on behalf of the Fund.	☐	☐	☐

2.	Approval of a Sub-Advisory Agreement between the Fund’s investment advisor, Deutsche Investment Management Americas Inc., and RREEF America L.L.C. with respect to the Fund.	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ALL MATTERS INCIDENT TO THE SPECIAL MEETING OF SHAREHOLDERS AND ON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

DAA_27329_010516